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EXHIBIT 23.1

To the Securities and Exchange Commission

                      CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-51576, 33-61762, 33-77160, 333-2372 and
333-22887) and Form S-3 (No. 333-38585) of Data Research Associates,
Inc. of our reports dated October 24, 1997 and October 25, 1996 included in the Annual Report to Shareholders which is incorporated in the Annual 10-k.


/s/ Price Waterhouse
Chartered Accountants

Montreal, Quebec
December 15, 1998


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